UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

Semiannual
December 31, 2009

DSM	Large Cap Growth Fund

DSM Large Cap Growth Fund

Dear Shareholder:

During the period from inception of the Fund on August 31, 2009 through December 31, 2009 (the “Period”), the Fund’s NAV rose from $15.00 to $16.17, an increase of 7.80%.  Over the same time frame, the “total return” (including reinvested dividends) of the Fund’s two benchmarks, the Russell 1000 Growth total return and the S&P 500 total return, was 11.73% and 9.11% respectively.

Relative Performance Factors

The Fund substantially underperformed the Russell 1000 Growth.  This difference was primarily due to DSM’s selection of stocks in the financial and health care sectors, offset to some extent by our selection of stocks in the technology sector.  Analysis of the run-up in the stock market from March 2009 through the end of 2009 has shown that investors favored lower quality shares including cyclically-sensitive businesses as well as companies with substantial debt.  This is typical of a strong market, in which case DSM’s quality growth portfolio will generally not keep up with its benchmarks.

The Fund underperformed the S&P 500 total return by a lesser amount.  This was primarily because the S&P 500 weight was higher than that of the Fund in materials, industrials, and consumer discretionary (three sectors that performed well).

Specific Performance Factors

The best performing stocks in the Fund during  the Period were Google (dominant paid-search engine, generates advertising revenue), Cognizant Technology (develops and implements large company software, under contract), Apple Computer (designs and manufactures a variety of Macs, iPods, iPhones and the new iTablet, as well as associated software), Dolby Laboratories (licenses patented audio technology to consumer electronics manufacturers and others), and Intuitive Surgical (designs and manufactures the DaVinci robot used in prostate and other difficult surgeries).

The worst performing stocks during the Period were Genzyme (enzyme-based specialty pharmaceuticals for rare and severe diseases), State Street (global provider of custody, administrative and other financial services), CVS Caremark (CVS stores and Caremark, a pharmacy benefit manager (“PBM”), SEI Investments (provider of a wide range of financial services to banks, funds, investment managers, brokers and others), and Northern Trust (private trust and other banking services for institutional and high-net-worth clients).  Of these four stocks, our CVS holding was sold during the Period.

DSM Large Cap Growth Fund

Economic And Market Outlook

At this point in early 2010, the economy appears to be moving along a track of steady, moderate improvement.  The various economic indicators inconsistently perform ahead of, or behind expectations, keeping the markets volatile.  That said, the 10,000 foot view is that the economy is moving in the right direction.  How long it will take for housing prices to clearly bottom and then trend upward, or for the unemployment rate to begin trending down are good questions, and the “U-shaped” vs “V-shaped recovery camps continue their analysis and debate.

The economic news year-to-date has of course been dominated by the dire economic situation in Greece, set against a backdrop of the other “PIGS” nations with similar indebtedness and uncompetitive economies.  The near-bankrupt status of the “PIGS” countries (Portugal, Italy, Greece, and Spain) puts a spotlight on the over-indebtedness and worsening fiscal situation of many developed nations.  While all of this may well create a negative investment environment, it is highly unlikely that Greece or other similar countries would be “cut loose” from the International Monetary Fund (IMF) “safety net” and allowed to fail.  The glass half-full view is that these situations are serious enough to force true reform which, over time, should be good for the developed world and its economies.

Back in the USA, corporate earnings growth appears to be up strongly for the fourth quarter and, more importantly, corporate revenue growth appears to have turned positive.  While some of this is clearly inventory-building, that in itself is a positive indicator as companies believe that demand for their products will grow again.  During the downturn, companies cut costs significantly, much of it by firing workers.  This has likely created lean cost structures.  As business turns up, workers should be hired, though there may be a delay as companies enjoy the improved profitability that results from a lower cost structure.

DSM remains focused on the revenue and earnings growth of the specific companies we own.  The Fund owns a number of companies that take market share and therefore have had a base of revenue and earnings growth even in a slow economy.  We note that the portfolio also has some cyclical sensitivity that should participate nicely in a stronger recovery.

Portfolio Outlook

It is worth noting that the present health care inaction in Washington, while not what we expected initially, is probably equally favorable to health care companies as was the Senate plan.  We expect that the healthcare holdings in the Fund should do well in this environment, as investors realize that their

DSM Large Cap Growth Fund

prospects for revenue and earnings growth still appear to be very good and that the business characteristics (that have always attracted us) are essentially unchanged.

The portfolio, as of this writing, is valued at 18.5 x DSM’s estimate of 2010 earnings.  We believe that this valuation is very attractive in the current economic environment, and relative to the market. The portfolio has continued to be characterized by very strong balance sheets, significant free cash flow, and growing earnings.

We appreciate your confidence in us.

Sincerely,

Stephen Memishian	Daniel Strickberger

Past performance is not a guarantee of future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments in this report for a full listing of the funds holdings.

Mutual fund investing involves risk, including the potential loss of principal. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The Price to Book (P/B) Ratio compares a stock’s market value to the value of total assets less total liabilities. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. The Price-Earnings Ratio (P/E) is the most common measure of how expensive a stock is. Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

Must be preceded or accompanied by a prospectus.

DSM Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

DSM Large Cap Growth Fund

SECTOR ALLOCATION at December 31, 2009 (Unaudited)

Sector Allocation	% of Net Assets

Finance & Insurance	13.9%
Information	9.0%
Manufacturing	54.6%
Professional, Scientific & Technical Services	13.9%
Retail Trade	3.2%
Cash*	5.4%
Net Assets	100.0%

*  Represents cash and other assets in excess of liabilities.

EXPENSE EXAMPLE For the Period Ended December 31, 2009 (Unaudited)

As a shareholder of the DSM Large Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/31/09 – 12/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line,

DSM Large Cap Growth Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2009 (Unaudited) (Continued)

together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	8/31/09^	12/31/09	8/31/09 – 12/31/09*
Actual	$1,000	$1,078	$5.25
Hypothetical (5% annual
return before expenses)	$1,000	$1,012	$5.08

^	Commencement of operations.
*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 123/365 days (to reflect the period since inception).

DSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS at December 31, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 94.6%
Beverages: 3.1%
705	PepsiCo., Inc.	$42,864
Biotechnology: 7.5%
1,880	Celgene Corp.*	104,679
Capital Markets: 8.9%
1,540	The Charles Schwab Corp.	28,983
265	Northern Trust Corp.	13,886
2,430	SEI Investments Co.	42,573
870	State Street Corp.	37,880
		123,322
Chemicals: 4.8%
820	Monsanto Co.	67,035
Communications Equipment: 6.7%
2,020	Cisco Systems, Inc.*	48,359
965	QUALCOMM, Inc.	44,641
		93,000
Computers & Peripherals: 7.4%
320	Apple Computer, Inc.*	67,475
1,015	NetApp, Inc.*	34,906
		102,381
Electronic Equipment
& Instruments: 3.4%
990	Dolby Laboratories, Inc.*	47,253
Food & Staples Retailing: 0.9%
375	CVS Corp.	12,079
Food Products: 3.6%
1,040	Nestle SA - ADR	50,284
Health Care Equipment & Supplies: 18.1%
440	Baxter International, Inc.	25,819
465	C. R. Bard, Inc.	36,224
820	Gen-Probe, Inc.*	35,178
103	Intuitive Surgical, Inc.*	31,242
585	St. Jude Medical, Inc.*	21,516
965	Stryker Corp.	48,607
1,105	Varian Medical
	Systems, Inc.*	51,769
		250,355
Healthcare Providers & Services: 1.0%
620	Pharmaceutical Product
	Development, Inc.	14,533
Internet Software & Services: 6.5%
145	Google, Inc.*	89,897
IT Services: 10.3%
1,615	Cognizant Technology
	Solutions Corp.*	73,159
265	Visa, Inc.	23,177
2,460	Western Union Co.	46,371
		142,707
Multiline Retail: 2.4%
680	Target Corp.	32,892
Medicinal Chemicals &
Botanical Products: 3.5%
770	Novo Nordisk A S - ADR	49,164
Pharmaceuticals: 4.0%
1,130	Genzyme Corp.*	55,381
Software: 2.5%
950	Adobe Systems, Inc.*	34,941
TOTAL COMMON STOCKS
(Cost $1,242,778)		1,312,767
SHORT-TERM INVESTMENT: 2.0%
27,995	AIM - STIT Treasury
	Portfolio, 0.02%1	27,995
TOTAL SHORT-TERM INVESTMENT
(Cost $27,995)		27,995
TOTAL INVESTMENTS
IN SECURITIES: 96.6%
(Cost $1,270,773)		1,340,762
Other Assets in Excess
of Liabilities: 3.4%		46,604
TOTAL NET ASSETS: 100.0%		$1,387,366

*	Non-income producing security.
1	Seven-day Yield
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DSM Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Cost $1,270,773)	$1,340,762
Receivables:
Dividends and interest	795
Fund shares sold	55,198
Due from advisor, net	12,830
Prepaid expenses	3,260
Total assets	1,412,845

LIABILITIES:
Payables:
Administration fees	2,630
Custody fees	1,966
Fund accounting fees	5,995
Chief Compliance Officer fees	2,029
Other accrued expenses	12,859
Total liabilities	25,479

NET ASSETS	$1,387,366

Net asset value, offering and redemptions price per share
($1,387,366/85,785 shares outstanding; unlimited number
of shares authorized without par value)	$16.17

COMPONENTS OF NET ASSETS:
Paid-in capital	$1,322,615
Accumulated net investment loss	(2,922)
Accumulated net realized loss on investments	(2,316)
Net unrealized appreciation on investments	69,989
Net assets	$1,387,366

The accompanying notes are an integral part of these financial statements.

DSM Large Cap Growth Fund

STATEMENT OF OPERATIONS For the Period Ended December 31, 2009* (Unaudited)

INVESTMENT INCOME
Dividends	$1,757
Interest	14
Total investment income	1,771

EXPENSES (NOTE 3)
Adminstration fees	10,109
Audit fees	10,016
Fund accounting fees	8,086
Reports to shareholders	7,969
Transfer agent fees	6,385
Investment advisory fees	3,128
Chief Compliance Officer fees	2,697
Registration fees	2,184
Custody fees	2,165
Legal fees	1,803
Trustee fees	1,515
Miscellaneous expense	1,052
Insurance expense	706
Total expenses	57,815
Less: fees waived	(53,122)
Net expenses	4,693
Net Investment loss	(2,922)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(2,316)
Change in net unrealized appreciation on investments	69,989
Net realized and unrealized gain on investments	67,673
Net increase in net assets
resulting from operations	$64,751

*  Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

DSM Large Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period Ended
December 31,
2009*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,922)
Net realized loss on investments	(2,316)
Change in net unrealized appreciation on investments	69,989
Net increase in net assets
resulting from operations	64,751

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,322,615
Total increase in net assets	1,387,366

NET ASSETS
Beginning of period	—
End of period	$1,387,366
Accumulated net investment loss	$(2,922)

(a)	Summary of capital share transactions is as follows:

	Period Ended
	December 31, 2009*
	Shares	Value
Shares sold	85,788	$1,322,660
Shares redeemed	(3)	(45)
Net increase	85,785	$1,322,615

*	Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

DSM Large Cap Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31,
	2009*
	(Unaudited)
Net asset value at beginning of period	$15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.05)
Net realized and unrealized gain on investments	1.22
Total from investment operations	1.17
Net asset value, end of period	$16.17
Total Return	7.80%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived	18.48	%#
After fees waived	1.50	%#

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived	(17.91	)%#
After fees waived	(0.93	)%#
Portfolio turnover rate	9	%^

(a)	Calculated using the average shares outstanding method.
*	Fund commenced operations on August 31, 2009.
^	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The DSM Large Cap Growth Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on August 31, 2009.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2009, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Description	Level 1	Level 2	Level 3
Common Stock	$1,312,767	$—	$—
Short-Term Investments	27,995	—	—
Total Investments
in Securities	$1,340,762	$—	$—

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 26, 2010 the date the financial statements were available to be issued.

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

DSM Capital Partners, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the period ended December 31, 2009 the Fund incurred $3,128 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At December 31, 2009, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $53,122.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2013	$53,122

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Effective January 26, 2010, the Advisor has contractually agreed to reduce its fees and/or pay Fund expense in order to limit the Fund’s total annual operating expenses to 1.10% of the Fund’s average daily net assets through October 31, 2011.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The

DSM Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

$0 to $50 million	0.12% of average daily net assets
$50 to $300 million	0.08% of average daily net assets
Over $300 million	0.05% of average daily net assets
Minimum annual fee of $30,000

For the period ended December 31, 2009, the Fund incurred $10,109 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the period ended December 31, 2009, the Fund was allocated $2,697 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2009, the cost of purchases and the proceeds from sales of securities for DSM Large Cap Growth Fund, excluding short-term securities, was $1,320,875 and $75,781, respectively.

There were no purchases or sales of U.S. Government obligations for the period ended December 31, 2009.

The cost basis of investments for federal income tax purposes at December 31, 2009 was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Fund does not have a full fiscal year):

Cost of investments	$1,270,773
Gross tax unrealized appreciation	88,576
Gross tax unrealized depreciation	(18,587)
Net tax unrealized appreciation	$69,989

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the period ended December 31, 2009, there were no distributions made by the Fund.

DSM Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the DSM Large Cap Growth Fund, a new series of Professionally Managed Portfolios, with DSM Capital Partners (the “Advisor” or “DSM”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of DSM’s overall services to be provided to the Fund.  The Board considered DSM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at DSM that would be involved with the Fund.  The Board reviewed the proposed services DSM would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by DSM or its affiliates.  The Trustees also considered the structure of DSM’s compliance procedures and the trading capability of DSM.  After reviewing DSM’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that DSM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider DSM’s performance history with respect to similarly-managed separate accounts.

DSM Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
Costs of Services Provided and Profits Realized by DSM.  The Board noted that the proposed advisory fee of the Fund had at least one breakpoint as follows:  1.00% for the first $500 million in assets and 0.90% for assets over $500 million.  The Board noted that DSM agreed to enter into an agreement to limit the expenses of the Fund to an expense cap of 1.50% and 1.75% for the Institutional Class and Retail Class shares, respectively, of average daily net assets.  The Board concluded that the fees to be received by DSM were fair and reasonable.  The Board also noted that the Retail Class would impose a Rule 12b-1 fee of up to 0.25% of the Class’s average daily net assets.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of DSM from managing the new Fund.  In assessing possible profitability, the Trustees reviewed DSM’s financial information and took into account both the likely direct and indirect benefits to DSM from advising the Fund, including 12b-1 fees.  The Trustees concluded that DSM’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, DSM would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

DSM Large Cap Growth Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (877) 862-9555 and on the Fund’s website at www.dsmfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (877) 862-9555 or through the SEC’s website at www.sec.gov.  (As the Fund commenced operations on August 31, 2009, no proxy voting information is yet available).

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (877) 862-9555.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  In addition, the Fund’s schedule of portfolio holdings is posted on its website at www.dsmfunds.com within ten business days after calendar quarter end.

DSM Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at 1-877-862-9555 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

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Advisor
DSM CAPITAL PARTNERS, LLC
320 East Main Street
Mount Kisco, New York  10549

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

DSM Large Cap Growth Fund
Symbol – DSMLX
CUSIP – 742935141

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   March 3, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   March 2, 2010

* Print the name and title of each signing officer under his or her signature.